Investor Presentation Third Quarter 2025 Nasdaq: CARE

Forward-Looking Statement 2 This information contains or incorporates certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and often are beyond the Company’s control. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Actual results may differ significantly from those expressed in or implied by these forward-looking statements. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements including, but not limited to the effects of: market interest rates and the impacts of market interest rates on economic conditions, customer behavior, and the Company’s net interest margin, net interest income and its deposit, loan and securities portfolios; inflation, market and monetary fluctuations; changes in trade, tariffs, monetary and fiscal policies and laws of the U.S. government and the related impacts on economic conditions and financial markets, and changes in policies of the Federal Reserve, FDIC and U.S. Department of the Treasury; changes in accounting policies, practices, or guidance, for example, our adoption of Current Expected Credit Losses (“CECL”) methodology, including potential volatility in the Company’s operating results due to application of the CECL methodology; cyber-security threats, attacks or events; rapid technological developments and changes; our ability to resolve our nonperforming assets and our ability to secure collateral on loans that have entered nonaccrual status due to loan maturities and failure to pay in full; changes in the Company’s liquidity and capital positions; concentrations of loans secured by real estate, particularly CRE loans, and the potential impacts of changes in market conditions on the value of real estate collateral; increased delinquency and foreclosure rates on CRE loans; an insufficient allowance for credit losses; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, war and other geopolitical conflicts or public health events, and of any governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of the Company's borrowers to satisfy their obligations to the Company, on the value of collateral securing loans, on the demand for the Company's loans or its other products and services, on incidents of cyberattack and fraud, on the Company’s liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of the Company's business operations and on financial markets and economic growth; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including our relationship with regulators and any actions that may be initiated by our regulators; legislation affecting the financial services industry as a whole, and the Company and the Bank, in particular; the outcome of pending and future litigation and/or governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating acquired operations will be more difficult, disruptive or more costly than anticipated; the soundness of other financial institutions and any indirect exposure related to large bank failures and their impact on the broader market through other customers, suppliers and partners or that the conditions which resulted in the liquidity concerns with those failed banks may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships with; material increases in costs and expenses; reliance on significant customer relationships; general economic or business conditions, including unemployment levels, supply chain disruptions, slowdowns in economic growth and government shutdowns; significant weakening of the local economies in which we operate; changes in customer behaviors, including consumer spending, borrowing and saving habits; changes in deposit flows and loan demand; our failure to attract or retain key associates; expansions or consolidations in the Company’s branch network, including that the anticipated benefits of the Company’s branch acquisitions or the Company’s branch network optimization project are not fully realized in a timely manner or at all; deterioration of the housing market and reduced demand for mortgages; and re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the Securities and Exchange Commission, including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. All risk factors and uncertainties described herein and therein should be considered in evaluating the Company’s forward-looking statements. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events are expressed in or implied by a forward-looking statement may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update, revise or clarify any forward-looking statement to reflect developments occurring after the statement is made, except as required by law.

Table of Contents 3 SECTION 01 Overview 4-13 SECTION 02 Financial Highlights 14-25 SECTION 03 Asset Quality 26-32 SECTION 04 Deposit Mix 33-35 SECTION 05 Commercial Loans 36-45 SECTION 06 Non-GAAP Reconciliation 46-51

Overview SECTION 01

5As of September 30, 2025 Company History Focused on the future. A well-capitalized franchise with momentum 1974 Bank established de novo in 1974 as First National Bank of Rocky Mount, VA 2006 Carter Bank & Trust charter established in 2006 with the merger of ten banks 2020 Carter Bankshares, Inc. holding company established in Q4 2020 with the assets of Carter Bank & Trust 2024 Carter Bankshares, Inc. unveiled a new logo and a refreshed visual brand identity to reflect our revitalized focus Onboarded new customers at the two acquired First Reliance Bank North Carolina branches – Hired new market executive in Greenville, South Carolina and announced expansion plans in the market – 65.8% of Loan Production funded at a weighted average rate of 6.77% YTD 2025, with Construction loans of approximately $450M funding over the next 12-18 months. _ Deposit Growth of 3.1% compared to Q3'24 – Strong Available Liquidity Position – Diversified and Granular Deposit base, approximately 78.2% Retail Customers Corporate Highlights $4.8B Assets – $3.8B Loans – $4.2B Deposits HQ Martinsville, Virginia – 64 Branches – 10 Corporate Centers Footprint Stats

As of Month XX, XXXX Regional Footprint 6 VIRGINIA N. CAROLINA Charlotte Martinsville Raleigh Greensboro Lynchburg Charlottesville Corporate Headquarters Regional Offices Branches Map Key 51 Total Branches in Virginia – Total VA Deposits $3.6B 13 Total Branches in North Carolina – Total NC Deposits $0.6B As of September 30, 2025 Roanoke Winston-Salem Gastonia

Leadership Team 7 Loran Adams Executive Vice President Director of Regulatory Risk Management 42 years in Industry 8 years at the Bank Tami Buttrey Executive Vice President Chief Retail Banking Officer 42 years in Industry 6 years at the Bank Jane Ann Davis Executive Vice President Chief Administrative Officer 41 years in Industry 41 years at the Bank Tony Kallsen Senior Executive Vice President Chief Credit Risk Officer 34 years in Industry 7 years at the Bank Joyce Parker Executive Assistant 39 years in Industry 35 years at the Bank Chrystal Parnell Executive Vice President Chief Marketing & Communications Officer 22 years in Industry 3 years at the Bank Matt Speare Senior Executive Vice President Chief Operations Officer 23 years in Industry 8 years at the Bank Rich Spiker Senior Executive Vice President Chief Lending Officer 36 years in Industry 7 years at the Bank Charlie Sword Senior Vice President Controller 19 years in Industry 4 years at the Bank Litz Van Dyke Chief Executive Officer 40 years in Industry 9 years at the Bank Bradford Langs President Chief Strategy Officer 39 years in Industry 8 years at the Bank Wendy Bell Senior Executive Vice President Chief Strategy Officer 41 years in Industry 8 years at the Bank

As of Month XX, XXXX Rewarding Relationships 9 Regulators Customers Community Associates Investors Nurturing relationships and rewarding customers, associates, and shareholders. As of September 30, 2025

Corporate & Social Responsibility 10As of September 30, 2025 2,483 Volunteer Community Service Hours – 64 Nonprofits Supported by Associates Serving on Boards & Committees – $517,501 Charitable Donations & Sponsorships to Nonprofits – 62 Financial Education Classes Facilitated for 1,698 Students Over 200 people, including associates, customers, families, and friends, joined us for Carter Bank Night at the Martinsville Mustangs game, making the night a home run! The Mustangs have been providing opportunities for families to enjoy collegiate summer baseball in Martinsville since 2005. During the event, associates assisted with the collection of non- perishable items for donation to the local chapter of the Salvation Army. Associates from Stratford Road and Knollwood recently showed their commitment to helping others live life to the fullest, by assembling birthday and health & wellness kits for donation to Crisis Control Ministries in Winston- Salem, NC. Crisis Control Ministries supports residents in Forsyth and Stokes counties who are facing crises, helping them meet essential needs and work toward self-sufficiency. Carter Bank was the proud sponsor of Agricultural Fairs in Carroll, Franklin, and Grayson counties. Our associates enjoyed connecting with neighbors, celebrating local traditions, and sharing why agriculture matters not only in SWVA, but everywhere!

As of Month XX, XXXX Investment Highlights Strong Financial Performance • Strong Liquidity & Capital Position • CET1 of 10.66% • ͏͏ACL coverage of 1.92% • ͏͏$1.2B of total available liquidity • ͏͏157.1% total available liquidity / uninsured deposits Attractive Markets & Customers • Well-positioned in Virginia & North Carolina including Fast Growing Markets such as Charlottesville, Charlotte, Greensboro, Roanoke, Raleigh, and Winston-Salem. Executing Strategic Objectives • Investments in Human Capital, Brand & Culture, Technology, Loan & Deposit Diversification, Customer Experience, and Safety & Soundness should provide operational leverage and growth going forward Strong Financial Performance Conservative Credit Culture • Well-reserved with our other segment reserve for the largest lending relationship • ͏͏Excluding the largest lending relationship, credit quality remains strong and underwriting remains conservative 11As of September 30, 2025

As of Month XX, XXXX Strategic Initiatives 12 Superior financial performance and operational excellence. Growing responsibly with financial safety and soundness in mind is an essential practice that enables the Bank to prosper and remain independent. We’re known for our ability to provide exceptional service and build long-lasting relationships with customers. We will continue to build upon this differentiation with exceptional experiences, strong relationships, and community impact by investing in ways to improve the customer experience and gain operational efficiencies. Grow Responsibly – Provide Exceptional Experience – Gain Operational Efficiency We will invest in human capital strategies to enhance the associate experience. We will continue to drive efficiency and process improvement across all levels of the organization, leveraging technology and automation. We will make significant investments in the new brand strategy working on updating and enhancing the image and reputation of the Bank. Invest Enhance Expand We will focus on initiatives around enhancing technology, operations, customer experience, C&I, CRA, channel delivery, and product development. From a risk management perspective, we will strengthen change management systems and leverage the Board’s ERM Committee. We will continue strategies to deepen existing relationships and acquire new relationships in current markets. We will focus on increasing market share in target growth markets. We will focus on expanding through organic growth and opportunistic acquisition. As of September 30, 2025

Safety & Soundness 13As of September 30, 2025 Capital Asset Quality Earnings 10.66% Common Equity Tier 1 Ratio (CET1) – 11.91% Total Risk-based Capital Ratio – 9.41% Leverage Ratio – $18.42 Book Value 0.09% Delinquency/Portfolio Loans – 6.74% NPL/Portfolio Loans1 – 1.92% ACL/Portfolio Loans2 – 0.01% Net Charge-offs/Portfolio Loans (YTD) 0.64% ROA (YTD) – 7.61% ROE (YTD) – 2.80% NIM (FTE) (YTD)3 – 75.77% Adjusted Efficiency Ratio (YTD)3 $1.2B Total Liquidity Sources – 9.94% Highly Liquid Assets/Total Assets – 61.94% Highly Liquid Assets/Uninsured Deposits – 157.05% Total Available Liquidity/Uninsured Deposits Liquidity 1 0.78% without the largest NPL relationship, see non-GAAP reconciliation 2 1.36% without the largest NPL relationship, see non-GAAP reconciliation 3 Non-GAAP Financial measure - see Non-GAAP reconciliation

Financial SECTION 02

Balance Sheet & Income Statement 15As of September 30, 2025 Operational Results 3Q 2025 2Q 2025 Q/Q Change $ 3Q 2024 Y/Y Change $ Net Interest Income $ 33,719 $ 32,359 $ 1,360 $ 28,798 $ 4,921 Provision (Recovery) for Credit Losses 2,896 (2,330) 5,226 (432) 3,328 Recovery for Unfunded Commitments 335 (335) 670 191 144 Noninterest Income 5,370 4,908 462 5,422 (52) Noninterest Expense 28,704 29,304 (600) 27,433 1,271 Income Tax Expense 1,735 2,118 (383) 1,399 336 Net Income $ 5,419 $ 8,510 $ (3,091) $ 5,629 $ (210) Balance Sheet Condition Assets $ 4,840,119 $ 4,784,091 $ 56,028 $ 4,613,435 $ 226,684 Gross Loans 3,836,131 3,747,367 88,764 3,596,251 239,880 Allowance for Credit Losses (73,762) (71,023) (2,739) (80,909) 7,147 Securities 727,903 755,212 (27,309) 742,635 (14,732) Deposits 4,210,347 4,222,239 (11,892) 4,085,068 125,279 Borrowings 175,500 113,500 62,000 90,000 85,500 Shareholders' Equity $ 412,838 $ 405,635 $ 7,203 $ 386,825 $ 26,013 $1.4M / $4.9M Net Interest Income up Q/Q & Y/Y $2.9M / $(2.3)M Provision (Recovery) for Credit Losses 3Q25 & 2Q25 $88.8M / $239.9M Loan Growth up Q/Q & Y/Y $(11.9)M / $125.3M Deposits down Q/Q & up Y/Y $62.0M / $85.5M Borrowings up Q/Q & Y/Y $7.2M / $26.0M Shareholders' Equity up Q/Q & Y/Y

Financial / Shareholder Ratios 16As of September 30, 2025 Shareholder Ratios 3Q 2025 2Q 2025 Q/Q Change 3Q 2024 Y/Y Change Diluted Earnings Per Share (QTD) $ 0.24 $ 0.37 $ (0.13) $ 0.24 $ — Financial Ratios Return on Avg Assets (QTD) 0.45% 0.72% (0.27) % 0.49% (0.04) % Return on Avg Shareholders' Equity (QTD) 5.24% 8.45% (3.21) % 5.99% (0.75) % Net Interest Margin (FTE)(QTD)1 2.87% 2.82% 0.05% 2.59% 0.28 % Adjusted Efficiency Ratio (QTD)1 73.37% 75.55% (2.18) % 80.65% (7.28) % Asset Quality Ratios NPL / Portfolio Loans 6.74% 6.69% 0.05% 8.00% (1.26) % NPA / Total Assets plus OREO 6.75% 6.73% 0.02% 8.04% (1.29) % ACL / Portfolio Loans 1.92% 1.90% 0.02% 2.25% (0.33) % Net Chg-offs / Portfolio Loans (QTD annualized) 0.02% 0.02% — % 1.71% (1.69) % 0.05% / 0.28% NIM (FTE) up Q/Q & Y/Y (2.18)% / (7.28)% Adj Efficiency Ratio down Q/Q & Y/Y $7.0M / $9.5M Curtailment Payments made 3Q25 & 2Q25 (1.69)% Net Chg-offs / Portfolio Loans down (YTD annualized) 1Non-GAAP Financial measure - see Non-GAAP reconciliation

Financial Performance Trends 17As of September 30, 2025 Net Income, in thousands $31,590 $50,118 $23,384 $24,523 $22,882 2021 2022 2023 2024 YTD 3Q2025 Adjusted Efficiency Ratio 73.51% 60.67% 72.54% 80.95% 75.77% 2021 2022 2023 2024 YTD 3Q2025 ROA 0.76% 1.21% 0.53% 0.54% 0.64% 2021 2022 2023 2024 YTD 3Q2025 TCE 9.86% 7.82% 7.78% 8.25% 8.53% 2021 2022 2023 2024 3Q2025 2 1 Net Income for the nine months ended September 30, 2025 is YTD annualized 2 Non-GAAP Financial Measure - see Non-GAAP reconciliation 1 $7,711 $30,593

Carter Bankshares Regulatory Well Capitalized Actual Excess ($) (In Thousands) Excludes Impact of Large NPL Excess ($) Excludes Impact of Large NPL (In Thousands) Common Equity Tier 1 Ratio ("CET 1") 6.50% 10.66% $ 178,125 12.57% $ 252,952 Tier 1 Risk-based Ratio 8.00% 10.66% 113,839 12.57% 190,401 Total Risk-based Capital Ratio 10.00% 11.91% 81,983 13.82% 159,431 Leverage Ratio 5.00% 9.41% 214,019 10.80% 281,325 Critically Undercapitalized Category Tangible equity to total assets ≤ 2% Capital Conservation Buffer >= 2.5% composed of CET 1 Actual ($) 09/30/25 Cumulative AOCL Impact 09/30/25 Other Segment Reserve Impact 09/30/251 Book Value per Common Share $ 18.42 $ (2.06) $ (0.77) $ (2.83) Adjusted Book Value2 $ 21.25 Capital Management 18As of September 30, 2025 • Focus on maintaining a strong regulatory capital position in excess of regulatory thresholds. • Ensure capital levels are commensurate with the Company's risk profile and strategic plan objectives. • As of September 30, 2025 we purchased 809,601 shares of common stock under 2025 Program, effective May 1, 2025 at a total cost $14.0 million at an average cost per share of $17.35. REGULATORY CAPITAL 10.66% 11.91% 9.41% TIER 1 TOTAL LEVERAGE 1Non-GAAP Financial measure - see Non-GAAP reconciliation 2During 2024 and 2025, $32.6 million of the other segment reserve released from the $73.4 million of curtailment payments and a decline in reserve rate from 17.99% to 9.49% which resulted in a $1.16 per share increase in book value. Included in the total reserve release is $15.0 million related to the Other segment of the loan portfolio that was charged off during the third quarter of 2024.

Liquidity 19As of September 30, 2025 $ in thousands September 30, 2025 December 31, 2024 Change Cash and Due From Banks, including Interest-bearing Deposits $ 106,948 $ 131,171 $ (24,223) FHLB Borrowing Availability1 544,021 735,294 (191,273) Unsecured Lines of Credit 30,000 30,000 — Collateralized Lines of Credit 45,000 45,000 — Unpledged Investment Securities 416,076 418,350 (2,274) Excess Pledged Securities 77,520 33,022 44,498 Total Liquidity Sources $ 1,219,565 $ 1,392,837 $ (173,272) $1.2B TOTAL AVAILABLE LIQUIDITY Continue to maintain a strong liquidity position: ▪ Ongoing FHLB collateral pledging1 ▪ Maintain three unsecured lines of credit ▪ Maintain one secured line of credit ▪ Majority of bond portfolio is unpledged ▪ Available sources to leverage unpledged bonds • Federal Reserve Discount Window • Federal Home Loan Bank of Atlanta • Secured Federal Funds Lines Strong coverage of uninsured deposits: ▪ Total available liquidity / uninsured deposits 157.1% 1For the periods presented above, the Company maintained a secured FHLB Borrowing Facility with FHLB of Atlanta equal to 25% of the Bank's assets approximating $1.2 billion, with available borrowing capacity subject to the amount of eligible collateral pledged at any given time.

Loan Composition 20As of September 30, 2025 For the Period Ending Variance $ in thousands 9/30/2025 6/30/2025 9/30/2024 Quarter Year Commercial Real Estate $ 2,063,181 $ 2,000,766 $ 1,857,997 $ 62,415 $ 205,184 Commercial and Industrial 218,038 221,880 241,474 (3,842) (23,436) Residential Mortgages 826,944 814,188 782,930 12,756 44,014 Other Consumer 29,077 27,991 29,813 1,086 (736) Construction 466,701 443,573 399,502 23,128 67,199 Other1 231,712 238,723 284,145 (7,011) (52,433) Total Portfolio Loans2 $ 3,835,653 $ 3,747,121 $ 3,595,861 $ 88,532 $ 239,792 • Total portfolio loans increased $239.8M, or 6.7% YoY due to loan growth, primarily in the commercial real estate, construction and residential mortgage segments. • 65.8% of Loan Production funded at a weighted average rate of 6.77% YTD 2025, with Construction loans of approximately $450M funding over the next 12-18 months. • The Other segment is down $52.4M YOY primarily due to curtailment payments made by the Bank's largest lending relationship since these loans were placed in nonaccrual status in the second quarter of 2023. Total Portfolio Loan Growth $2,812 $3,149 $3,506 $3,625 $3,836 (4.58)% 11.98% 11.34% 3.39% 7.78% Portfolio Loans Growth YE 2021 YE 2022 YE 2023 YE 2024 Q3 2025 CRE 54% C&I 6% Res Mtgs 21% Other Consumer 1% Construction 12%Other 6% 1 Other loans include unique risk attributes considered inconsistent with our current underwriting standards. 2 Total Portfolio Loans is net of loans held-for-sale and Loan Portfolio Segments are sourced from Fed. Call Codes (RC-C). 3 $ in millions 3

Loan Portfolio by Rate Type Fixed $1,445 38% Floating $928 24% Variable $1,463 38% Loan Portfolio Repricing & Index 3Q2025 21As of September 30, 2025 Loan Portfolio by Rate Index Type Fixed $1,445 38% SOFR $526 Prime $409 11% Treasury $1,456 38% $3.8B $3.8B 1Floating Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at least once each month. 2Variable Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at least once during the life of the loan agreement, but not more frequently than once per quarter. 3 $ in millions 3 3 3 3 3 3 3 13%

Top Ten (10) Relationships (Total Commitment) 22As of September 30, 2025 For the Periods Ending Change % of Gross Loans % of RBC $ in thousands 9/30/2025 12/31/2024 1. Hospitality, Agriculture & Energy $ 228,554 $ 251,982 $ (23,428) 5.96% 44.77% 2. Multifamily 58,677 58,871 (194) 1.53% 11.49% 3. Office & Retail 55,206 40,462 14,744 1.44% 10.81% 4. Retail & Office 55,186 52,913 2,273 1.44% 10.81% 5. Multifamily 54,817 51,990 2,827 1.43% 10.74% 6. Warehouse 48,415 49,661 (1,246) 1.26% 9.48% 7. Retail 47,856 44,511 3,345 1.25% 9.37% 8. Long-Term Care 46,199 46,199 — 1.20% 9.05% 9. Health Care Facility 44,779 44,779 — 1.17% 8.77% 10. Warehouse 44,358 44,577 (219) 1.15% 8.69 % Top Ten (10) Relationships $ 684,047 $ 685,945 $ (1,898) 17.83% 133.98 % Total Gross Loans $ 3,836,131 $ 3,624,826 $ 211,305 % of Total Gross Loans 17.83% 18.92% (1.09) % Concentration (25% of Risk Based Capital ("RBC")) $ 127,639 $ 125,190

Bond Portfolio 23As of September 30, 2025 September 30, 2025 December 31, 2024 $ in thousands Amortized Cost Net Unrealized (Losses)/ Gains Fair Value Amortized Cost Net Unrealized (Losses)/ Gains Fair Value U.S. Government Agency Securities $ 21,600 $ (500) $ 21,100 $ 27,634 $ (684) $ 26,950 Residential Mortgage-Backed Securities 103,888 (7,712) 96,176 106,593 (10,440) 96,153 Commercial Mortgage-Backed Securities 23,777 (384) 23,393 22,233 (646) 21,587 Other Commercial Mortgage-Backed Securities 27,453 (1,179) 26,274 24,064 (2,094) 21,970 Asset Backed Securities 104,215 (6,403) 97,812 127,978 (9,457) 118,521 Collateralized Mortgage Obligations 174,560 (7,762) 166,798 158,610 (10,022) 148,588 States and Political Subdivisions 262,386 (29,640) 232,746 262,879 (41,698) 221,181 Corporate Notes 68,750 (5,146) 63,604 70,750 (7,300) 63,450 Total Debt Securities $ 786,629 $ (58,726) $ 727,903 $ 800,741 $ (82,341) $ 718,400 • The bond portfolio is 100% available-for-sale. • Our portfolio consists of 45.9% of securities issued by United States government sponsored entities and carry an implicit government guarantee. • States and political subdivisions comprise 32.0% of the portfolio and are largely general obligation or essential purpose revenue bonds, which have performed very well historically over all business cycles, and are rated AA and AAA. • At September 30, 2025, the Company held 60.3% fixed rate and 39.7% floating rate securities. • The material improvement in unrealized losses was largely due to bond maturities, amortizations and lower intermediate-term interest rates. • Securities comprise 15.0% of total assets at September 30, 2025. • Shorter maturity profile with an average life of 4.99 years; less interest rate risk with an effective duration of 3.71; and higher than peer book yield of 3.33% CMO 23% Muni 32% SBA 5% Corporate 9% MBS 14%CMBS 13% ABS 4% Agencies < 0.5%

Deposit Composition 24As of September 30, 2025 For the Period Ending Variance $ in thousands 9/30/2025 6/30/2025 9/30/2024 Quarter Year Lifetime Free Checking $ 606,203 $ 635,192 $ 628,901 $ (28,989) $ (22,698) Interest-Bearing Demand 809,527 805,013 649,005 4,514 160,522 Money Market 552,564 544,764 504,206 7,800 48,358 Savings 335,502 343,659 372,881 (8,157) (37,379) Certificates of Deposits 1,906,551 1,893,611 1,930,075 12,940 (23,524) Total Deposits $ 4,210,347 $ 4,222,239 $ 4,085,068 $ (11,892) $ 125,279 • Total deposits increased $125.3M YoY • Diversified and granular deposit base, approximately 78.2% Retail Customers • Approximately 81.6% of Deposits, including Collateralized Muni deposits are FDIC Insured • Partnership with IntraFi for available coverage over $250K FDIC insured limit CDs 45% Savings 8% DDA Int. Bearing 19% DDA Int. Free 15% MMA 13% Total Deposits Composition $3,698 $3,633 $3,722 $4,153 $4,210 $748 $706 $685 $634 $606 $2,950 $2,927 $3,037 $3,519 $3,604 Noninterest-bearing Deposits Interest-bearing Deposits YE 2021 YE 2022 YE 2023 YE 2024 Q3 2025 1 1 Period end balances at, $ in millions

As of Month XX, XXXX Past Present Future Deposit Mix - 12/31/2017 Deposit Mix - 09/30/2025 Deposit Mix - Target Deposits 25 Goal is to enhance and diversify funding sources with a focus on lower cost/core relationships (both retail and commercial): •Deposits currently stand at $4.2B •CD Portfolio ($1.9B) is relatively short with 68.6% of the retail portfolio scheduled to mature within 12 months and 93.0% of the retail portfolio scheduled to mature within 24 months, allowing for opportunities to lower deposit costs quickly when short term rates begin to ease •Multiple strategies are in place to grow all non maturity deposit accounts with a focus on lower cost of funds •Established product road map and working to expand deposit offerings for retail and commercial customers As of September 30, 2025 CDs 56% DDA - Int. Free 14% DDA - Int. Bearing 7% MMA 3% Savings 20% CDs 30% DDA - Int. Free 25% DDA - Int. Bearing 10% MMA 15% Savings 20% DDA - Int. Free 15% DDA - Int. Bearing 19% CDs 45% MMA 13% Savings 8%

Asset Quality SECTION 03

Asset Quality 27As of September 30, 2025 $229 $5, $1, $24 Q3 20251 Nonperforming Loan Breakdown YE 2021 YE 2022 YE 2023 YE 2024 Q3 2025 NPL CRE $ 3 $ 2 $ 1 $ 1 $ 24 C&I 1 — — 1 1 Res. Mtg. 1 1 4 5 5 Other Consumer 2 4 — — — Construction — — 3 — — Other — — 302 252 229 Total NPL $ 7 $ 7 $ 310 $ 259 $ 259 1 1 $259 Q3 20251 Nonperforming Assets YE 2021 YE 2022 YE 2023 YE 2024 Q3 2025 NPA NPLs $ 7 $ 7 $ 310 $ 259 $ 259 OREO 11 8 2 1 — Total NPA $ 18 $ 15 $ 312 $ 260 $ 259 11 Delinquency / Portfolio Loans 2 5 6 5 4 2,812 3,149 3,506 3,625 3,836 0.06% 0.15% 0.17% 0.13% 0.09% Delinquency Portfolio Loans Delinquency / Portfolio Loans YE 2021 YE 2022 YE 2023 YE 2024 Q3 2025 Nonperforming Loans / Total Portfolio Loans $2,812 $3,149 $3,506 $3,625 $3,836 7 7 310 259 259 2,805 3,142 3,196 3,366 3,577 0.26% 0.21% 8.83% 7.15% 6.74% Nonperforming Loans Performing Loans Nonperforming Loans/ Total Portfolio Loans YE 2021 YE 2022 YE 2023 YE 2024 Q3 2025 1The Company placed commercial loans in the Other segment of the Company's loan portfolio, relating to the Bank's largest credit relationship, which has a current principal balance of $228.6 million in nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023. $ in millions

Delinquency Trends 28As of September 30, 2025 Past Due Loans / Total Portfolio Loans 0.06% 0.15% 0.17% 0.13% 0.09% 0.05% 0.08% 0.16% 0.13% 0.08% 0.01% 0.07% 0.01% 0.01% $1,670 $4,837 $6,032 $4,828 $3,641 30-59 Days PD 60-89 Days PD Total PD Amt YE 2021 YE 2022 YE 2023 YE 2024 Q3 2025 —% 0.06% 0.12% 0.18% 0.24% 0.30% 0.36% $— $3,000 $6,000 $9,000 $'s in thousands 1 Portfolio loans past due 30 to 89 days increased $(1.2) million to $3.6 million at September 30, 2025 compared to $4.8 million at December 31, 2024. The increase is primarily attributable to $8.2 million of loan maturities without completion of the internal extension process as of September 30, 2025, which are primarily in commercial real estate. Also contributing to the increase are several credits in residential mortgages with four credits totaling $2.4 million and an additional credit of $4.5 million in the construction segment. 1

Delinquency Trends 29 As of September 30, 2025 Delinquency Trends $3,641 0.1% $258,637 6.7% $3,573,375 93.2% 30-89 Days Past Due NPL Current September 30, 2025 $ in thousands Current 30-89 Days Past Due NPL Total Portfolio Loans Commercial Real Estate $ 2,038,525 $ 532 $ 24,124 $ 2,063,181 Commercial and Industrial 216,793 173 1,072 218,038 Residential Mortgages 819,860 2,262 4,822 826,944 Other Consumer 28,820 231 26 29,077 Construction 466,219 443 39 466,701 Other1 3,158 — 228,554 231,712 Total $ 3,573,375 $ 3,641 $ 258,637 $ 3,835,653 • The $228.6M commercial loans placed in "Other" which comprises the largest lending relationship represents 88.4% of the total nonperforming loans • Excluding the largest lending relationship, the Q3 2025 NPL ratio (0.78% vs 0.67%) and the delinquency ratio (0.09% vs 0.43%) COMMENTARY: 1Represents the Bank’s largest lending relationship with a current principal balance of $228.6 million placed on nonaccrual status during the second quarter of 2023. Note: Other Real Estate Owned was $0.3 million as of September 30, 2025. Note: Peers include AROW, BHB, CFFI, CCBG, CHCO, CCNE, CTBI, FCBC, GSBC, HTB, MPB, MVBF, ORRF, PFIS, FRST, RBCA.A, SHBI, SMBK, SYBT, UVSP, WASH, BHRB, THFF, PEBO

Nonperforming Relationships 30As of September 30, 2025 Nonaccrual Balance Change Comments $ in thousands 9/30/2025 12/31/2024 1. Other $ 228,554 $ 251,982 $ (23,428) Other 2. CRE 14,579 — 14,579 Office Building 3. CRE 9,495 — 9,495 Commercial Warehouse Property 4. Residential Construction 2,018 2,053 (35) Residential Construction 5. Commercial & Industrial 966 1,026 (60) Purchase Business Equipment 6. Residential — 527 (527) Residential Mortgage Loan 7. CRE — 419 (419) Commercial Property Subtotal: Top 5 Nonaccrual Loans $ 255,612 $ 256,007 $ (395) Total Nonaccrual Loans $ 258,637 $ 259,349 $ (712) Top 5 Nonaccrual Loans / Total Nonaccrual Loans 98.83% 98.71% 0.12 % Total Portfolio Loans $ 3,835,653 $ 3,624,826 $ 210,827 Total Nonaccrual Loans / Total Portfolio Loans 6.74% 7.15% (0.41) % Total Nonaccrual Loans excluding "Other1" / Total Portfolio Loans 0.78% 0.20% 0.58% 1 The Company placed commercial loans in the Other segment of the Company’s loan portfolio, relating to the Bank’s largest lending relationship which has a current principal balance of $228.6 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023.

Loan Portfolio - Risk Ratings 31As of September 30, 2025 Portfolio Credit Quality Trend $2,812 $3,149 $3,506 $3,625 $3,837 $2,616 $2,992 $3,192 $3,351 $3,572 $186 $142 $310 $267 $264 93.0% 95.0% 91.1% 92.4% 93.1% Pass Substandard Special Mention % of Pass to Total YE 2021 YE 2022 YE 2023 YE 2024 Q3 2025 $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 10 15 4 Portfolio Credit Quality Trend $196 $157 $314 $274 $265 $186 $142 $310 $267 $264 $10 $15 $4 $7 $1 97.5% 94.3% 86.5% Substandard Special Mention % of "Other " to Substandard YE 2021 YE 2022 YE 2023 YE 2024 Q3 2025 $— $120 $240 $360 $480 1 1 1 The Company placed $301.9 million of commercial loans in the Other segment of the Company’s loan portfolio, relating to the Bank’s largest lending relationship which has a current principal balance of $228.6 million on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023. $ in millions 7

Net Charge-offs & Provision Expense 32As of September 30, 2025 ACL Composition & ACL Coverage Ratio $95,939 $93,852 $97,052 $75,600 $73,762 $94,974 $93,183 $42,738 $44,895 $52,076 $965 $669 $54,314 $30,705 $21,686 3.41% 2.98% 2.77% 2.09% 1.92% General Reserves Individually Evaluated Loan Reserves ACL to Total Portfolio Loans YE 2021 YE 2022 YE 2023 YE 2024 Q3 2025 Net Charge-offs & Provision Expense $23,127 $4,506 $2,300 $16,413 $379$3,350 $2,419 $5,500 $(5,039) $(1,459) 0.79% 0.15% 0.07% 0.46% 0.01% Net Charge-offs Provision Expense Net Charge-offs / Average Loans YE 2021 YE 2022 YE 2023 YE 2024 YTD Q3 2025 $(6,000) $(4,000) $(2,000) $— $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 1 2 3 3 1 Included in 2021 is the $61.6 million Day 1 adjustment related to the adoption ASU No. 2016-13, “Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments”. 2 The individually evaluated loans increased $53.6 million during the second quarter of 2023 due to our largest lending relationship, that was previously reserved in general reserves within the Other segment, moved to nonperforming status and is currently individually evaluated. 3 YTD Net charge-offs for 2021 consist of $9.2 million for nine sold loans that were a part of two relationships in 3Q21 and $6.3 million and $1.9 million in 2Q21 for the resolution of our two largest nonperforming credits, which were previously reserved. 4 YTD Net charge-offs for YE 2024 consist of a $15.0 million principal charge-off related to the Other segment of the loan portfolio. $ in thousands $ in thousands 4

Deposit Mix SECTION 04

Deposits 34As of September 30, 2025 Total Deposit Composition $3,698 $3,633 $3,722 $4,153 $4,210 $748 $706 $685 $634 $606 $2,950 $2,927 $3,037 $3,519 $3,604 Noninterest-bearing deposits Interest-bearing deposits YE 2021 YE 2022 YE 2023 YE 2024 Q3 2025 $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Insured/Uninsured Deposits $776.5 18.4% $138.3 3.3% $3,295.5 78.3% Uninsured Deposits Collateralized Muni Insured Deposits • Well-diversified deposit base of 206,597 customers – average commercial deposit account balance is $49.8K – average retail deposit account balance is $16.4K • Deposit mix of 78.2% Consumer / 21.8% Business • At September 30, 2025, the Bank had no deposit relationships greater than, or equal to, 2.0% of total deposits. • Partnership with IntraFi for available coverage over $250K FDIC insured limit. 1 2 1 Period end balances, $ in millions 2Collateralized Muni deposits are FDIC insured up to $250,000. All balances in excess of $250,000 are fully collateralized with eligible securities

Net Interest Income & NIM 0.57% 0.50% 1.73% 2.41% 2.22%3.41% 4.01% 4.60% 4.99% 5.02% 2.84% 3.51% 2.87% 2.58% 2.80% Total Cost of Funds Yield on Interest-earning Assets Net Interest Margin YE 2021 YE 2022 YE 2023 YE 2024 YTD Q3 2025 Net Interest Income 35As of September 30, 2025 $252 Avg. Earning Assets & Yield $3,972 $4,024 $4,294 $4,459 $4,624 3.41% 4.01% 4.60% 4.99% 5.02% Avg. Earning Assets Yield on Earning Assets YE 2021 YE 2022 YE 2023 YE 2024 YTD Q3 2025 3.20% 3.60% 4.00% 4.40% 4.80% 5.20% Avg. Interest-Bearing Liabilities & Costs $2,974 $3,044 $3,321 $3,509 $3,685 0.76% 0.67% 2.23% 3.06% 2.78% Avg. Interest-Bearing Liabilities Cost YE 2021 YE 2022 YE 2023 YE 2024 YTD Q3 2025 1 2 Average balances, $ in millions 1 Cost of Funds incorporates the free funds contribution with the rate on total interest-bearing liabilities to illustrate the impact of noninterest-bearing liabilities on the overall cost of funds. 2 Computed on a fully taxable equivalent basis (FTE) using 21% federal income tax statutory rate for 2021 through 2025.

Commercial Loans SECTION 05

CRE Segment Overview 37As of September 30, 2025 Total CRE: $2,725.9 Total CRE, excluding "Other": $2,573.4 1 Other CRE & Other Commercial Segments include, but are not limited to, Special / Limited Use, Church, Mobile Home Park, Gas Station, Self-Storage Facilities & Auto Shops 2 Includes restaurant loans of $32.2 million 2 2 1 1

Hospitality Metrics 38As of September 30, 2025 $252 • Total portfolio balance $365.5M • Geographic diversification (see map) • Mean loan size in portfolio $6.6M1 • Median of loans in portfolio $4.2M1 • The largest loan in portfolio $51.6M1 • 24.31% are under construction1 • Top 10 borrowers make up 44.70% of the total hospitality commitment1 • No delinquent loans in the hospitality portfolio1 • There are 11.82%* loans in the hospitality portfolio that are adversely classified or NPL1 • 90.57% of hospitality portfolio is funded1 4.78 RISK RATING LTV DEBT/KEY 52.2% $105K AVERAGE *Relates to the Company's largest lending relationship. 1Commitment Level

Hospitality Metrics 39As of September 30, 2025 $ in thousands Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment Hilton $ 126,183 34.5% $ 170,406 60.2% $ 7,886 $ 117 IHG 66,870 18.3% 69,109 55.7% 4,776 74 Upscale Independent/Boutique 55,677 15.2% 55,677 25.3% 27,838 83 Independent 25,922 7.1% 25,980 48.1% 3,703 222 Wyndham 22,548 6.2% 22,548 55.8% 2,255 39 Marriott 47,773 13.1% 71,877 53.0% 6,825 126 Radisson 10,277 2.8% 10,277 49.0% 2,569 35 Best Western 5,464 1.5% 5,464 40.9% 1,821 19 Choice 4,752 1.3% 4,752 44.2% 1,584 26 Hospitality Totals $ 365,466 100.0% $ 436,090 52.2% $ 6,584 $ 105 Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment North Carolina $ 211,562 57.9% $ 271,138 56.3% $ 5,160 $ 114 South Carolina 56,463 15.4% 67,453 58.6% 6,274 104 West Virginia 55,560 15.2% 55,560 24.2% 18,520 69 Virginia 31,783 8.7% 31,841 51.6% 2,889 114 Georgia 10,098 2.8% 10,098 53.3% 5,049 59 Hospitality Totals $ 365,466 100.0% $ 436,090 52.2% $ 7,578 $ 105

Multifamily Metrics 40As of September 30, 2025 $252 • Total portfolio balance $460.5M • Geographic diversification (see map) • Mean loan size in portfolio $4.4M1 • Median of loans in portfolio $385K1 • The largest loan in portfolio $27.0M1 • 43.69% are under construction1 • Top 10 borrowers make up 47.17% of the total multifamily commitment1 • No loans in the portfolio are delinquent1 • There are no loans in the portfolio that are considered NPL1 • 1.80% of the portfolio is considered adversely classified1 • 87.97% of portfolio is funded1 4.77 RISK RATING LTV DEBT/DOOR 51.5% $110 AVERAGE 1 Commitment Level

Multifamily Metrics 41As of September 30, 2025 $252 Category Multifamily Portfolio Balance Percentage of Total Balance Multifamily Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Door - Total Commitment Multifamily $ 384,806 83.6% $ 507,506 50.8% $ 5,659 $ 120 Student 68,403 14.8% 68,403 60.9% 7,593 49 Participations in Affordable Housing 7,286 1.6% 7,286 10.7% 155 4 Other1 — — % 50 — % — — Multifamily Totals $ 460,495 100.0% $ 583,245 51.5% $ 3,352 $ 110 Category Multifamily Portfolio Balance Percentage of Total Balance Multifamily Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Door - Total Commitment Multifamily North Carolina $ 193,818 42.1% $ 304,617 51.9% $ 3,400 $ 136 Virginia 152,550 33.1% 164,501 46.9% 4,237 87 South Carolina 45,724 9.9% 45,724 51.8% 1,905 118 Student Housing Virginia 47,121 10.2% 47,121 58.4% 5,890 54 South Carolina 19,500 4.3% 19,500 68.0% 19,500 40 North Carolina 1,782 0.4% 1,782 49.5% 1,782 8 Multifamily Totals $ 460,495 100.0% $ 583,245 51.5% $ 6,119 $ 110 $ in thousands  1 The Other category consists of multifamily properties for which we do not have the data.

Retail Metrics 42As of September 30, 2025 $252 4.29 RISK RATING LTV DEBT/SQ FT 57.3% $135 AVERAGE • Total portfolio balance $504.1M** • Geographic diversification (see map) • Mean loan size in portfolio $3.0M1 • Median of loans in portfolio $1.3M1 • The largest loan in portfolio $27M1 • 9.68% are under construction1 • Top 10 borrowers make up 32.92% of the total retail commitment1 • No loans in this portfolio are considered delinquent1 • Less than 0.01% of this portfolio are considered adversely classified1 • Less than 0.01% are in NPL status1 • 94.36% of retail portfolio is funded1 ** Excludes restaurant loans of $32.2 million 1 Commitment Level

Retail Metrics 43As of September 30, 2025 $252 Category Retail Portfolio Balance Percentage of Total Balance Retail Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment Anchored Strip Centers $ 256,932 51.0% $ 259,860 58.4% $ 5,139 $ 119 Unanchored Strip Centers 130,922 26.0% 154,898 54.7% 2,014 170 Outparcels/Single Tenant 77,831 15.4% 80,583 56.3% 1,342 140 Power Centers2 34,893 6.9% 35,510 62.0% 6,979 95 Big Box 3,531 0.7% 3,531 60.7% 1,177 46 Retail Totals1 $ 504,109 100.0% $ 534,382 57.3% $ 3,330 $ 135 Category Retail Portfolio Balance Percentage of Total Balance Retail Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size North Carolina $ 298,343 59.2% $ 324,281 54.1% $ 3,140 Virginia 95,506 18.9% 97,099 64.3% 1,676 South Carolina 38,844 7.7% 41,585 56.1% 2,428 Georgia 35,660 7.1% 35,660 62.3% 4,457 Ohio 10,430 2.1% 10,430 57.6% 10,430 Florida 9,618 1.9% 9,619 74.6% 9,619 Maryland 15,349 3.0% 15,349 61.2% 7,675 West Virginia 359 0.1% 359 43.5% 359 Retail Totals1 $ 504,109 100.0% $ 534,382 57.3% $ 4,973 $ in thousands 1 Excludes restaurant loans of $32.5 million 2 A Power Center is a large outdoor shopping mall that usually includes three or more "Big Box" stores.

Office Metrics 44As of September 30, 2025 $252 • Total portfolio balance $224.0M • Geographic diversification (see map) • Mean loan size in portfolio $1.8M1 • Median of loans in portfolio $499K1 • The largest loan in portfolio $23.1M1 • 2.72% are under construction1 • Top 10 borrowers make up 56.33% of the total office commitment1 • 0.05% of this portfolio are considered delinquent1 • 6.16% of loans are primarily rated special mention1 • 6.16% are in NPL status1 • 96.26% of office portfolio is funded1 4.56 RISK RATING DEBT/SQ FT $122 AVERAGE 1 Commitment Level

Office Metrics 45As of September 30, 2025 $ in thousands $252 Category Office Portfolio Balance Percentage of Total Balance Office Commitment Balance Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment General Office Space $ 183,967 82.1% $ 197,822 $ 2,091 $ 118 Daycare Center 17,309 7.7% 17,309 2,885 206 Medical Offices 15,472 6.9% 15,922 910 103 Veterinary Offices 6,795 3.1% 13,561 377 102 Law Offices 484 0.2% 484 121 37 Office Totals 224,027 100.0% 245,098 1,277 122 Category Office Portfolio Balance Percentage of Total Balance Office Commitment Balance Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment Virginia $ 87,864 39.2% $ 90,039 $ 1,831 $ 104 North Carolina 70,414 31.4% 85,889 1,381 132 South Carolina 39,721 17.7% 43,144 6,620 148 Maryland 6,585 3.0% 6,585 6,585 121 Georgia 7,207 3.2% 7,207 1,030 143 Tennessee 2,981 1.3% 2,981 1,491 53 West Virginia 2,427 1.1% 2,427 809 69 Ohio 1,882 0.9% 1,881 941 104 Connecticut 1,316 0.6% 1,316 439 89 Michigan 1,137 0.5% 1,137 379 96 Vermont 909 0.4% 909 454 161 Illinois 512 0.2% 512 512 128 Maine 364 0.2% 364 364 153 Indiana 284 0.1% 283 283 45 Kentucky 228 0.1% 228 228 72 Florida 196 0.1% 196 196 75 Office Totals $ 224,027 100.0% $ 245,098 $ 1,471 $ 122

Non-GAAP Reconciliation SECTION 06

Non-GAAP Statement 47As of September 30, 2025 Statements in this exhibit include non-GAAP financial measures and should be read along with the accompanying tables in our definitions and reconciliations of GAAP to non-GAAP financial measures. Management uses, and this exhibit references, the adjusted NPL/portfolio loans, adjusted ACL/portfolio loans, adjusted efficiency ratio, the adjusted book value and net interest income and net interest margin, each on a fully taxable equivalent, or FTE, basis, which are non-GAAP financial measures. Management believes the adjusted NPL/portfolio loans, adjusted ACL/portfolio loans, adjusted efficiency ratio, adjusted book value and net interest income and net interest margin on an FTE basis provide information useful to investors in understanding our underlying business, operational performance and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Although management believes that these non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered alternatives to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies.

Non-GAAP Reconciliation 48As of September 30, 2025 $252 Quarter-to-Date Adjusted Net Interest Income (FTE) (Non-GAAP) Q3 2025 Q2 2025 Q3 2024 (Dollars in Thousands) Interest Income (FTE) (Non-GAAP) Interest and Dividend Income (GAAP) $ 59,170 $ 57,747 $ 56,595 Tax Equivalent Adjustment 3 163 171 190 Interest and Dividend Income (FTE) (Non-GAAP) 59,333 57,918 56,785 Average Earning Assets $ 4,680,668 $ 4,634,635 $ 4,447,455 Yield on Interest-earning Assets (GAAP) 5.02% 5.00% 5.06 % Yield on Interest-earning Assets (FTE) (Non-GAAP) 5.03% 5.01% 5.08 % Net Interest Income (GAAP) $ 33,719 $ 32,359 $ 28,798 Tax Equivalent Adjustment 3 163 171 190 Net Interest Income (FTE) (Non-GAAP) 33,882 32,530 28,988 Average Earning Assets $ 4,680,668 $ 4,634,635 $ 4,447,455 Net Interest Margin (GAAP) 2.86% 2.80% 2.58 % Net Interest Margin (FTE) (Non-GAAP) 2.87% 2.82% 2.59 % Net interest income (FTE) (non-GAAP) and total Interest and dividend income (FTE) (non- GAAP) , which are used in computing net interest margin (FTE) (non-GAAP), and adjusted efficiency ratio (non-GAAP), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. 3 Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2025 and 2024 periods.

Non-GAAP Reconciliation 49 3 Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2025 and 2024 periods. 5 The gain on BOLI death benefit is tax-exempt. $252 Quarter-to-Date Adjusted Efficiency Ratio (Non-GAAP) Q3 2025 Q2 2025 Q3 2024 (Dollars in Thousands) Noninterest Expense $ 28,704 $ 29,304 $ 27,433 Less: (Losses) Gains on sales and write-downs of Branch Premises, net (11) (60) (9) Less: (Losses) Gains on Sales and write-downs of OREO, net 89 (262) 502 Less: 1035 Exchange fee on BOLI — (252) — Less: Acquisition Costs (33) (386) — Less: Severance Pay — (40) — Less: Contingent Liability — (38) (303) Adjusted Noninterest Expense (Non-GAAP) 28,749 28,266 27,623 Net Interest Income $ 33,719 $ 32,359 $ 28,798 Plus: Taxable Equivalent Adjustment3 163 171 190 Net Interest Income (FTE) (Non-GAAP) 33,882 32,530 28,988 Less: Equity Security Unrealized Fair Value Gain (69) (22) (144) Less: OREO Income — — (16) Plus: Noninterest Income 5,370 4,908 5,422 Net Interest Income (FTE) (Non-GAAP) plus Adjusted Noninterest Income 39,183 37,416 34,250 Efficiency Ratio (GAAP) 73.43% 78.63% 80.17 % Adjusted Efficiency Ratio (Non-GAAP) 73.37% 75.55% 80.65 % Net interest income (FTE) (non-GAAP) and total interest and dividend income (FTE) (non-GAAP), which are used in computing net interest margin (FTE) (non-GAAP), and adjusted efficiency ratio (non-GAAP), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. The adjusted efficiency ratio (non-GAAP) excludes losses on sales and write-downs of branch premises, net, gains on sales and write-downs of OREO, net, 1035 exchange fee on BOLI, the (gains) losses on sales of securities, net, equity security unrealized fair value (gain) loss, gain on BOLI death benefit and OREO income. This measure is similar to the measure utilized by the Company when analyzing corporate performance and is also similar to the measure utilized for incentive compensation. The Company believes this adjusted measure provides investors with important information about the combined economic results of the Company's operations.

Non-GAAP Reconciliation 50As of September 30, 2025 $252 The adjusted book value ratio excludes accumulated other comprehensive loss ("AOCL") and adds back the other segment reserve release, net of tax. The Company believes this adjusted measure enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in AOCL and the other segment reserve, some of which are uncertain and difficult to predict, or assuming that the Company realized all the previously unrealized losses on available-for-sale securities at the end of the period or the hypothetical release of the other segment reserve. Quarter-to-Date Adjusted Book Value (Non-GAAP) Q3 2025 (Dollars in Thousands) Adjusted Book Value (Non-GAAP) Total Shareholders' Equity $ 412,838 Add: AOCL 46,053 Add: Other Segment Reserve Release, net of tax 17,160 Total Shareholders' Equity, excluding AOCI and segment reserve release (Non-GAAP) $ 476,051 Common Shares Outstanding at End of Period 22,406 Book Value (GAAP) $ 18.42 Adjusted Book Value (Non-GAAP) $ 21.25

Non-GAAP Reconciliation 51As of September 30, 2025 $252 Adjusted Nonperforming Loans ("NPL") to Total Portfolio Loans (Non-GAAP) September 30, 2025 (Dollars in Thousands) Adjusted NPLs (Non-GAAP) Total NPL $ 258,637 Less: Bank's Largest Lending Relationship 228,554 Total NPL, excluding Bank's Largest Lending Relationship (Non-GAAP) $ 30,083 Total Portfolio Loans $ 3,835,653 NPL to Total Portfolio Loans (GAAP) 6.74 % Adjusted NPL to Total Portfolio Loans (Non-GAAP) 0.78 % Adjusted Allowance for Credit Losses ("ACL") to Total Portfolio Loans (Non-GAAP) September 30, 2025 (Dollars in Thousands) Adjusted ACL (Non-GAAP) Total ACL $ 73,762 Less: Bank's Largest Lending Relationship Reserve 21,686 Total ACL, excluding Bank's Largest Lending Relationship Reserve (Non-GAAP) $ 52,076 Total Portfolio Loans $ 3,835,653 ACL to Total Portfolio Loans (GAAP) 1.92 % Adjusted ACL to Total Portfolio Loans (Non-GAAP) 1.36%